UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 9, 2026

BLACK SPADE ACQUISITION III CO
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	00000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value, included as part of the units	BIII	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the units	BIIIW	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BIIIU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 7, 2026, Black Spade Acquisition III Co (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 units issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, on January 5, 2026, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-290602):

•	An Underwriting Agreement, dated January 5, 2026, among the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“Cohen”), as representative of the several underwriters, including Chardan Capital Markets, LLC (“Chardan” and, together with Cohen, the “Underwriters”).

•	A Warrant Agreement, dated January 5, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	Letter Agreements, each dated January 5, 2026, among the Company, the Sponsor and certain security holders.

•	An Investment Management Trust Agreement, dated January 5, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated January 5, 2026, between the Company and certain security holders.

•	A Sponsor Warrants Purchase Agreement, dated January 5, 2026, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated January 5, 2026, among the Company and the Underwriters.

•	An Administrative Services Agreement, dated January 5, 2026, between the Company and the Sponsor.

•	Indemnity Agreements, each dated January 5, 2026, between the Company and each of its executive officers and directors.

Item 3.02. Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sales of 8,150,000 warrants (the “Private Placement Warrants”), including the sale of 7,000,000 Private Placement Warrants to Black Spade Sponsor LLC III (the “Sponsor”) at a purchase price of $0.50 per Private Placement Warrant, generating gross proceeds to the Company of $3,500,000 and the sale of 1,150,000 Private Placement Warrants to the Underwriters at a purchase price of $0.50 per Private Placement Warrant, generating gross proceeds to the Company of $575,000. The Private Placement Warrants will not be redeemable by Company and may be exercisable on a cashless basis. The Private Placement Warrants (including the Class A Ordinary Shares issuable upon conversion or exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial business combination, provided that with respect to Private Placement Warrants held by the Underwriters and/or their respective designees, (i) such Private Placement Warrants will not be exercisable more than five years from the commencement of sales in this offering in accordance with FINRA Rule 5110(g)(8), and (ii) pursuant to FINRA Rule 5110(e)(1), these securities may not be sold, transferred, assigned, pledged or hypothecated, nor may they be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person until January 4, 2026, being a period of 180 days immediately following the commencement of sales in the IPO except to any Underwriter and selected dealers participating in the offering and their officers or partners, registered persons of affiliates or as otherwise permitted under FINRA Rule 5110(e)(2). The Private Placement Warrants (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 5, 2026, Russell Galbut, Robert Moore, Patsy Chan and Sammy Hsieh were appointed as members of the board of directors of the Company (the “Board”). The Board has determined that each of Russell Galbut, Robert Moore, Patsy Chan and Sammy Hsieh are “independent directors” as defined in the New York Stock Exchange rules. The committees of the Board will be comprised of the following individuals: (i) each of Patsy Chan, Robert Moore and Sammy Hsieh will serve as members of the audit committee with Patsy Chan serving as chair, (ii) each of Patsy Chan, Russell Galbut and Robert Moore will serve as members of the nominating and corporate governance committee of the Board with Patsy Chan serving as chair and (iii) each of Patsy Chan, Robert Moore and Sammy Hsieh will serve as members of the compensation committee of the Board with Patsy Chan serving as chair.

On January 5, 2026, the Company entered into indemnification agreements with each of its directors and executive officers that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnification agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of such indemnification agreements, which are filed as Exhibits 10.17-10.23 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Memorandum and Articles of Association.

On January 5, 2026, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $172,500,000, comprised of $170,663,000 of the net proceeds from the IPO and $1,837,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee.

On January 5, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On January 7, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 5, 2026, among the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representatives of the several underwriters, including Chardan Capital Markets, LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated January 5, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Chi Wai Dennis Tam.
10.2	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Shing Joe Kester Ng.
10.3	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Richard Kirby Taylor.
10.4	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Yuen Wai Samuel Tsang.
10.5	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Chung Yik Lee.
10.6	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Luxi Li.
10.7	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Sek Yan Ho.
10.8	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Chiu Yi Zoe Tse.
10.9	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Po Yi Patsy Chan.
10.10	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Russell William Galbut.
10.11	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Robert Steven Moore.
10.12	A Letter Agreement, dated January 5, 2026, among the Company, the Sponsor and Wing Hong Sammy Hsieh.
10.13	Investment Management Trust Agreement, dated January 5, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.14	Registration Rights Agreement, dated January 5, 2026, between the Company and certain security holders.
10.15	Sponsor Warrants Purchase Agreement, dated January 5, 2026, between the Company and Black Spade Sponsor LLC III.
10.16	Private Placement Warrants Purchase Agreement, dated January 5, 2026, among the Company and the Underwriters
10.17	Administrative Services Agreement, dated January 5, 2026, between the Company and Black Spade Sponsor LLC III.
10.18	Indemnity Agreement, dated January 5, 2026, between the Company and Chi Wai Dennis Tam.
10.19	Indemnity Agreement, dated January 5, 2026, between the Company and Shing Joe Kester Ng.
10.20	Indemnity Agreement, dated January 5, 2026, between the Company and Richard Kirby Taylor.
10.21	Indemnity Agreement, dated January 5, 2026, between the Company and Russell William Galbut.
10.22	Indemnity Agreement, dated January 5, 2026, between the Company and Robert Steven Moore.
10.23	Indemnity Agreement, dated January 5, 2026, between the Company and Po Yi Patsy Chan.
10.24	Indemnity Agreement, dated January 5, 2026, between the Company and Wing Hong Sammy Hsieh.
99.1	Press Release, dated January 5, 2026.
99.2	Press Release, dated January 7, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2026

BLACK SPADE ACQUISITION III CO

By:	/s/ Chi Wai Dennis Tam
Chi Wai Dennis Tam
Executive Chairman and Co-Chief Executive Officer